EUCLID CAPITAL GROWTH ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited)

	Shares	Value
Exchange Traded Funds - 96.5%
Amplify Online Retail ETF	36,996	$4,831,308
Communication Services Select Sector SPDR Fund	45,711	3,271,536
Energy Select Sector SPDR Fund	54,712	2,634,383
Financial Select Sector SPDR Fund	193,325	6,246,331
iShares Core S&P Small-Cap ETF	62,535	6,571,803
iShares PHLX Semiconductor ETF	6,729	2,805,387
SPDR S&P Regional Banking ETF (1)	65,234	4,191,937
SPDR S&P Transportation ETF	16,182	1,315,596
Total Exchange Traded Funds
(Cost $31,418,091)		31,868,281

Short-Term Investments - 43.1%
Money Market Funds - 43.1%
First American Government Obligations Fund - Class X, 0.036% (2)	14,246,957	14,246,957
Total Short-Term Investments
(Cost $14,246,957)		14,246,957

Investments Purchased as Securities Lending Collateral - 2.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.130% (2)	665,775	665,775
Total Investments Purchased as Securities Lending Collateral
(Cost $665,775)		665,775

Total Investments in Securities - 141.6%
(Cost $46,330,823)		46,781,013
Other Liabilities in Excess of Assets - (41.6)%		(13,740,167)
Total Net Assets - 100.0%		$33,040,846

(1)
This security or a portion of this security was out on loan as of February 28, 2021. Total loaned securities had a value of $636,174 or 1.9% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(2)	The rate shown is the annualized seven-day effective yield as of February 28, 2021.

Summary of Fair Value Exposure at February 28, 2021 (Unaudited)

The Euclid Capital Growth ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2021:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$–	$31,868,281	$–	$–	$31,868,281
Short-Term Investments	-	14,246,957	-	-	14,246,957
Investments Purchased as Securities Lending Collateral (1)	665,775	-	-	-	665,775
Total Investments in Securities	$665,775	$46,115,238	$–	$–	$46,781,013

(1) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.